UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22969

PALMER SQURE OPPORTUNISTIC INCOME FUND
 (Exact name of registrant as specified in charter)

2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
 (Address of principal executive offices) (Zip code)

Anne J. Dorian
Senior Regulatory Counsel
2000 Shawnee Mission Parkway Suite 300
Mission Woods, KS 66205
  (Name and address of agent for service)

(816) 994-3200
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Item 1. Report to Stockholders.

Palmer Square Opportunistic Income Fund

(PSOIX)

ANNUAL REPORT
JULY 31, 2017

Palmer Square Opportunistic Income Fund

Table of Contents

Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	22
Statements of Changes in Net Assets	23
Statement of Cash Flows	24
Financial Highlights	25
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	41
Supplemental Information	42
Expense Example	44

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Opportunistic Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund (PSOIX)

July 2017

Fund Performance Overview

Palmer Square is pleased to report that the Palmer Square Opportunistic Income Fund (the “Fund”) returned 15.56% (net of fees) for the fiscal year-ending 7/31/2017. While we are pleased with the continued strong performance, we are equally excited to share why we believe the Fund is well-positioned for upside potential.

As a refresher, the strategy is designed to not only capture yield, but also total return by investing with a flexible mandate to find the best relative value opportunities across corporate credit and structured credit.

Key Summary Points on Attribution and Outlook

Fund Attribution:

The Fund’s allocations to BBB/BB/B-rated collateralized loan obligation (“CLO”) debt and bank loans were two of the major drivers of attribution over the last twelve months.
More specifically, CLO debt contributed approximately 14.71% and bank loans 0.93% in attribution. Finally, the Fund continues to have low interest rate duration which positions the Fund to benefit should interest rates continue to rise.

Fund Outlook and Positioning:

Below, we describe why we believe the Fund has strong risk-adjusted upside potential in two key areas of investment positioning:
1.	CLO Debt Allocation Offers High Income and Price Appreciation Opportunity

•
As far as total gross exposure, we have over 75% in BB and B-rated CLO debt. This portion of the portfolio trades between $90 and essentially par with a spread duration of only 1-2 years. Despite owning such short-dated securities with high yields and a high probability of getting called at 100 or par, many of these bonds still trade at a discount.

•
Given how seasoned these bonds are (i.e., short spread duration vintages primarily from 2012 and 2013) and given the high demand for high-quality, floating rate debt, we also believe this portion of the portfolio will be less susceptible to volatility.

•
To put this relative value into perspective, please note that a typical BB-rated bank loan offers a yield to 3-year take-out today of 4.7% and a BB-rated high yield bond (with 4.07 years spread duration) offers a YTW of 4.4%. CLO debt (even short duration paper like the Fund owns) offers tremendous excess spread.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

•
As far as portfolio changes this past year, we owned certain BB-rated CLO bonds that were called away from us at par which was a great result for investors. In addition, we also sold some longer-dated, more beta-type CLO bonds where we believe there was either limited upside or the potential for volatility. With that capital, we added additional BBB-rated CLO debt exposure to the Fund. In particular, we invested in BBB-rated bonds that not only offer high comparable yields, but also are short-dated.

2.	Constructive on Bank Loans

•
While we have recently carried a low portfolio weighting to high yield bonds (approximately 3%) given their fixed rate exposure, unsecured status, and lack of relative value, we have remained constructive on bank loans. Bank loans are floating rate, typically carry a first lien on a company’s assets, and offer solid yield. Owning bank loans outright has relatively limited upside potential currently as so much of the space is trading at par or above. As a result, we have reduced our exposure from 9.0% on 7/31/2016 to 4.2% on 7/31/2017.

Key Considerations for Fund Volatility: Low Spread and Interest Rate Duration

In prior letters, we also discussed how we have shortened spread duration. Given the opportunity (most of which resulted from the market dislocation and irrational volatility seen in CLOs and bank loans in early 2016), we were able to maneuver the portfolio and reduce spread duration from 3.9 years at the beginning of 2016 to 1.4 years as of 7/31/2017. We continue to position the Fund with a lower spread duration. With the portfolio shortening, we believe we have decreased the Fund’s susceptibility to volatility from spread widening risk (please note that we already had low interest rate duration). While we believe we are relatively defensively positioned given our low interest rate duration, low spread duration, and underlying portfolio, given the credit curve is relatively flat, we have not had to sacrifice significant yield and total return. In essence, owning longer-dated bonds ultimately wouldn’t really benefit the Fund’s yield and total return profile all that much.

Portfolio Characteristics	Year-end 2014	7/31/2017
Interest Rate Duration	0.25 yrs	0.34 yrs
Spread Duration	4.15 yrs	1.42 yrs
Yield to Call (reinvestment plus 1 years)	8.53%	7.06%
Yield to Call (reinvestment plus 2 years)	8.44%	6.93%
Yield to Maturity	8.27%	7.16%
Current Yield	5.70%	6.49%
Weighted Average Price	$89.86	$99.39

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

2017 Credit Market Overview

Palmer Square believes the current environment continues to be supportive of solid performance in corporate and structured credit. The U.S. macro picture is continuing to trend slightly better. Corporate earnings have also been stable to improving. ISM data has been very encouraging. As far as the default picture, while net leverage for both investment grade and high yield companies has risen, interest coverage ratios are still at median or better levels meaning companies can sufficiently service their debtloads. It is important to remember that companies have raised a lot of debt; however, they have done so at historically low interest rates while also typically extending maturities. Notwithstanding some unforeseen macro shock, we believe that the credit markets will experience lower than anticipated default rates over the next 18-24 months. Beyond a solid macro and fundamental backdrop, the credit market is also supported by a strong technical backdrop as global central bank easing has fueled the demand for yield, especially in U.S. dollar assets.

Despite the above highlighted solid underpinning for credit, we are more cautious in many areas of credit. Valuations in certain areas of credit have become more stretched and risks are still present (e.g., rising interest rates, economic slowdown, China, etc.). While we aren’t concerned about interest rate risk in our portfolio (note: we seek to manage our portfolios without interest rate risk), we do see it as a potential concern for fixed income markets broadly.

In summary, while there are always risks in credit that need to be understood and managed and many areas of credit no longer seem cheap, we believe there are strong catalysts as to why U.S. corporate and structured credit and most notably, floating rate credit, will continue to perform well:

•	Defaults are expected to remain low as fundamentals remain intact with a relatively supportive macro environment.

•	Supply is expected to be average yet demand is expected to continue to increase - international investor tailwinds for U.S. credit could be an important driver as highlighted above.

•	Income/yield alone will be a strong source of return for investors.

•
Worries about future interest rate increases and broader investor understanding of floating rate debt should drive demand from investors to be overweight floating rate sectors such as CLOs and bank loans relative to Treasuries and fixed rate corporates (both investment grade and high yield).

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Portfolio Snapshot

Please refer to the tables below for a portfolio snapshot as of 7/31/2017.

Portfolio Characteristics
Interest Rate Duration	0.34 yrs
Spread Duration	1.42 yrs
Yield to Call (reinvestment plus 1 years)	7.06%
Yield to Call (reinvestment plus 2 years)	6.93%
Yield to Maturity	7.16%
Current Yield	6.49%
30-day SEC Yield (net of fees)	5.60%
30-day SEC Yield (gross of fees)	5.38%
Weighted Average Price	$99.39
Sharpe Ratio	0.43
Beta vs. S&P 500	0.37

Performance/Allocation

The Fund returned 15.56% (net of fees) for fiscal year-ending 7/31/2017. The Fund’s allocations to BBB/BB/B rated CLO debt and bank loans were two of the major drivers of attribution for the Fund over the last twelve months.

Fund Performance Net of Fees (inception 8/29/2014)
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2017	3.32%	0.58%	1.09%	0.52%	0.73%	0.59%	0.57%						7.61%
2016	-6.63%	-7.65%	7.18%	4.42%	-0.36%	1.46%	6.99%	1.75%	1.27%	1.45%	0.60%	2.12%	12.10%
2015	0.25%	1.02%	1.11%	1.26%	2.08%	-0.75%	-0.45%	-1.05%	-1.07%	-2.74%	-1.27%	-3.69%	-5.32%
2014									0.25%	-0.95%	0.71%	-0.76%	-0.76%

Performance Analysis Net of Fees (as of  7/31/2017)
	1 Year	2 Years	Since Inception Annualized
PSOIX	15.56%	4.50%	4.38%
Barclays Aggregate Bond Index	-0.51%	2.66%	2.40%

Annual Expense Ratio: Gross 1.96%/Net 1.53%. The Fund’s advisor has contractually agreed to waive or reduce its management fees and/or reimburse expenses of the Fund to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2017, and it may be terminated before that date only by the Fund’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month- end please call 866-933-9033.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Allocation and Gross Attribution
	9/30/2016 Allocation	12/31/2016 Allocation	3/31/2017 Allocation	7/31/2017 Allocation	8/1/2016 to 7/31/2017 Gross Attribution
CLO Debt	81%	80%	86%	87%	14.71%
ABS/MBS	1%	2%	2%	6%	0.17%
Sub Notes	4%	4%	0%	0%	1.01%
Bank Debt	9%	6%	5%	4%	0.93%
High Yield Credit	2%	1%	3%	3%	0.70%

Gross attribution does not include hedges and/or expenses. Please note that exposures may be higher due to the use of swaps, derivatives, or other instruments.

Outlook

Given the portfolio positioning, we are confident in the outlook moving forward. We believe our portfolio is embedded with strong catalysts that will not only drive returns, but will also help mitigate volatility. More specifically, the portfolio has high carry/income (which has benefited even more with LIBOR rates increasing), optionality we can potentially capture to generate price appreciation, and finally the portfolio has low interest rate and spread duration.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Opportunistic Income Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the Funds or for any other purpose. This overview is a summary and does not purport to be complete.

The Fund allocation shown is used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation. Both Fund and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. It should be noted that data on Fund allocation and exposures are estimates and provided for illustrative purposes only. Allocation figures may not sum to 100%.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or their respective affiliates, employees, or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US    Treasury and government agency securities with remaining maturities of one to three years. The S&P 500 Index is a market‐value weighted index provided by Standard & Poor’s comprised of 500 stocks chosen for market size and industry group representation. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible   to invest directly in an index.

Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change.

Beta describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500 is typically considered to be “the equity market” and it has a beta of 1.0. The Sharpe Ratio is a measure for calculating risk-adjusted return, and this ratio has become the industry standard for such calculations

The performance presented here is past performance and not indicative of future returns. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Past performance does not guarantee future results.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is “non-diversified,” meaning the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Opportunistic Income Fund is distributed by Foreside Fund Services LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients.

Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing. For a prospectus, or summary prospectus, that contains this and other information  about the Funds, call 866-933-9033 or visit our website at www.palmersquarefunds.com. Please read the prospectus, or summary prospectus carefully before investing.

Palmer Square Capital Management LLC 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205	www.palmersquarefunds.com

Palmer Square Opportunistic Income Fund
FUND PERFORMANCE at July 31, 2017 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund’s shares (assumes the maximum sales load charged by the Fund from August 29, 2014 to December 1, 2016), made at its inception, with a similar investment in the Bloomberg Barclays US Aggregate Bond Index.  Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of July 31, 2017	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Palmer Square Opportunistic Income Fund	15.56%	4.38%	8/29/14
After deducting maximum sales charge[1]
Palmer Square Opportunistic Income Fund	12.09%	3.30%	8/29/14
Bloomberg Barclays US Aggregate Bond Index	-0.51%	2.40%	8/29/14

[1]	Effective December 1, 2016, the Fund no longer charges a sales load.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Palmer Square Opportunistic Income Fund
FUND PERFORMANCE at July 31, 2017 (Unaudited) - Continued

Gross and Net Expense Ratios for the Fund were 1.96% and 1.53%, respectively, which were the amounts stated in the current prospectus dated December 1, 2016. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report.  The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% of the Fund’s average daily net assets.  In the absence of such waivers, the Fund’s returns would have been lower.  This agreement is in effect until December 1, 2017, and it may be terminated before that day only by the Fund’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS
As of July 31, 2017

Principal Amount		Value

	BANK LOANS – 1.6%
$100,000	Neustar, Inc. 9.312%, 6/30/2025[1,2,3,4,5]	$101,500
150,000	AssuredPartners, Inc. 10.234%, 10/20/2023[1,2,3]	153,250
124,676	Calceus Acquisition, Inc. 5.240%, 2/1/2020[1,2,3]	114,703
224,435	DTI Holdco, Inc. 6.560%, 9/30/2023[1,2,3]	219,665
262,500	Duff & Phelps Corp. 9.796%, 4/23/2021[1,2,3]	264,469
250,000	Idera, Inc. 10.240%, 6/27/2025[1,2,3]	247,500
210,000	SRS Distribution, Inc. 10.046%, 2/24/2023[1,2,3]	217,350
180,618	Veritas US, Inc. 5.796%, 1/27/2023[2,3]	183,056
78,798	Walter Investment Management Corp. 4.984%, 12/18/2020[1,2,3]	72,612

	TOTAL BANK LOANS (Cost $1,504,493)	1,574,105

	BONDS – 95.4%
	ASSET-BACKED SECURITIES – 90.7%
1,000,000	A Voce CLO Ltd. Series 2014-1A, Class C, 4.804%, 7/15/2026[1,2,6]	998,764
325,000	AIMCO CLO Series 2015-AA, Class F, 9.804%, 1/15/2028[1,2,6]	325,372
750,000	ALM X Ltd. Series 2013-10A, Class D, 5.904%, 1/15/2025[1,2,6]	750,000
1,000,000	ALM XII Ltd. Series 2015-12A, Class C1R, 4.504%, 4/16/2027[1,2,6]	1,002,031
500,000	ALM XVI Ltd./ALM XVI LLC Series 2015-16A, Class C1R, 4.504%, 7/15/2027[1,2,6]	500,035
1,425,000	Annisa CLO Ltd. Series 2016-2A, Class E, 8.557%, 7/20/2028[1,2,6]	1,444,587
750,000	Apidos CLO XI Series 2012-11A, Class ER, 8.954%, 1/17/2028[1,2,6]	765,831
	Apidos CLO XII
750,000	Series 2013-12A, Class E, 5.704%, 4/15/2025[1,2,6]	751,785
1,000,000	Series 2013-12A, Class F, 6.204%, 4/15/2025[1,2,6]	944,664
2,000,000	Apidos CLO XV Series 2013-15A, Class D, 6.057%, 10/20/2025[1,2,6]	1,995,504
250,000	Apidos CLO XVI Series 2013-16A, Class CR, 4.306%, 1/19/2025[1,2,6]	249,946

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Babson CLO Ltd.
$500,000	Series 2013-IIA, Class D, 5.804%, 1/18/2025[1,2,6]	$494,406
250,000	Series 2013-IA, Class E, 5.707%, 4/20/2025[1,2,6]	248,210
1,500,000	Series 2013-IA, Class F, 6.557%, 4/20/2025[1,2,6]	1,411,576
1,000,000	Series 2014-3A, Class D1, 4.804%, 1/15/2026[1,2,6]	1,003,858
750,000	Series 2014-IIA, Class D, 4.904%, 10/17/2026[1,2,6]	751,533
250,000	Barings CLO Ltd. Series 2016-3A, Class D, 8.554%, 1/15/2028[1,2,6]	254,743
550,000	Battalion CLO IX Ltd. Series 2015-9A, Class D, 5.204%, 7/15/2028[1,2,6]	550,857
875,000	Battalion CLO V Ltd. Series 2014-5A, Class C, 4.804%, 4/17/2026[1,2,6]	869,557
	Benefit Street Partners CLO IV Ltd.
350,000	Series 2014-IVA, Class CR, 5.357%, 1/20/2029[1,2,6]	354,591
500,000	Series 2014-IVA, Class DR, 8.557%, 1/20/2029[1,2,6]	505,145
500,000	Benefit Street Partners CLO V Ltd. Series 2014-VA, Class D, 4.857%, 10/20/2026[1,2,6]	501,094
500,000	Betony CLO Ltd. Series 2015-1A, Class E, 6.654%, 4/15/2027[1,2,6]	482,035
	BlueMountain CLO Ltd.
500,000	Series 2013-3A, Class DR, 4.211%, 10/29/2025[1,2,6]	500,000
750,000	Series 2014-2A, Class DR, 4.307%, 7/20/2026[1,2,6]	749,337
500,000	Series 2012-2A, Class ER, 8.272%, 11/20/2028[1,2,6]	508,655
750,000	Series 2013-1A, Class DR, 8.807%, 1/20/2029[1,2,6]	771,579
500,000	Bowman Park CLO Ltd. Series 2014-1A, Class D1R, 4.536%, 11/23/2025[1,2,6]	499,622
	Carlyle Global Market Strategies CLO Ltd.
875,000	Series 2013-2A, Class E, 6.304%, 4/18/2025[1,2,6]	877,813
1,000,000	Series 2013-2A, Class F, 6.704%, 4/18/2025[1,2,6]	993,802
500,000	Series 2014-5A, Class CR, 4.424%, 10/16/2025[1,2,6]	500,018
	Catamaran CLO Ltd.
1,375,000	Series 2012-1A, Class E, 6.524%, 12/20/2023[1,2,6]	1,388,213
750,000	Series 2013-1A, Class E, 6.317%, 1/27/2025[1,2,6]	750,288
2,500,000	Series 2014-2A, Class C, 4.804%, 10/18/2026[1,2,6]	2,485,368
750,000	Cent CLO Series 2012-16A, Class DR, 7.160%, 8/1/2024[1,2,6]	751,943
	CIFC Funding Ltd.
1,000,000	Series 2013-4A, Class E, 5.950%, 11/27/2024[1,2,6]	995,091
1,750,000	Series 2012-2A, Class B2R, 6.968%, 12/5/2024[1,2,6]	1,754,502
500,000	Series 2014-3A, Class DR, 4.463%, 7/22/2026[1,2,6]	500,002
625,000	Dryden 30 Senior Loan Fund Series 2013-30A, Class E, 6.182%, 11/15/2025[1,2,6]	625,849

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$1,375,000	Dryden 33 Senior Loan Fund Series 2014-33A, Class ER, 8.844%, 10/15/2028[1,2,6]	$1,424,809
790,000	Dryden 34 Senior Loan Fund Series 2014-34A, Class DR, 4.704%, 10/15/2026[1,2,6]	790,579
750,000	Dryden 36 Senior Loan Fund Series 2014-36A, Class ER, 9.104%, 1/15/2028[1,2,6]	768,432
1,000,000	Dryden 37 Senior Loan Fund Series 2015-37A, Class F, 7.704%, 4/15/2027[1,2,6]	938,716
500,000	Dryden 45 Senior Loan Fund Series 2016-45A, Class E, 8.154%, 7/15/2027[1,2,6]	507,779
	Dryden XXIV Senior Loan Fund
2,250,000	Series 2012-24RA, Class ER, 7.132%, 11/15/2023[1,2,6]	2,268,041
2,250,000	Series 2012-24RA, Class FR, 9.082%, 11/15/2023[1,2,6]	2,235,584
1,500,000	Dryden XXV Senior Loan Fund Series 2012-25A, Class E, 6.804%, 1/15/2025[1,2,6]	1,512,274
2,000,000	Dryden XXVI Senior Loan Fund Series 2013-26A, Class E, 5.804%, 7/15/2025[1,2,6]	1,985,840
250,000	Dryden XXXI Senior Loan Fund Series 2014-31A, Class E, 5.554%, 4/18/2026[1,2,6]	245,214
	Eaton Vance CLO Ltd.
750,000	Series 2015-1A, Class F, 9.357%, 10/20/2026[1,2,6]	747,356
500,000	Series 2013-1A, Class DR, 8.904%, 1/15/2028[1,2,6]	513,523
	Emerson Park CLO Ltd.
250,000	Series 2013-1A, Class DR, 4.704%, 7/15/2025[1,2,6]	250,156
3,175,000	Series 2013-1A, Class E, 6.154%, 7/15/2025[1,2,6]	3,127,379
2,925,000	Finn Square CLO Ltd. Series 2012-1A, Class D, 6.346%, 12/24/2023[1,2,6]	2,933,744
1,000,000	Greywolf CLO II Ltd. Series 2013-1A, Class E, 6.354%, 4/15/2025[1,2,6]	960,106
550,000	Greywolf CLO III Ltd. Series 2014-1A, Class CR, 4.513%, 4/22/2026[1,2,6]	550,059
750,000	Greywolf CLO IV Ltd. Series 2014-2A, Class CR, 4.704%, 1/17/2027[1,2,6]	749,561
	Highbridge Loan Management Ltd.
1,250,000	Series 2013-2A, Class D, 6.557%, 10/20/2024[1,2,6]	1,251,647
750,000	Series 2013-2A, Class E, 7.107%, 10/20/2024[1,2,6]	723,006
575,000	Jamestown CLO III Ltd. Series 2013-3A, Class D, 5.904%, 1/15/2026[1,2,6]	555,110
500,000	LCM XVIII LP Series 18A, Class D, 5.107%, 4/20/2027[1,2,6]	501,474
325,000	Madison Park Funding X Ltd. Series 2012-10A, Class ER, 8.927%, 1/20/2029[1,2,6]	338,145
450,000	Madison Park Funding XIX Ltd. Series 2015-19A, Class D, 7.763%, 1/22/2028[1,2,6]	453,881

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$625,000	Madison Park Funding XVI Ltd. Series 2015-16A, Class C, 5.007%, 4/20/2026[1,2,6]	$629,083
1,750,000	Magnetite VII Ltd. Series 2012-7A, Class DR, 8.304%, 1/15/2025[1,2,6]	1,776,258
250,000	Magnetite IX Ltd. Series 2014-9A, Class CR, 4.414%, 7/25/2026[1,2,6]	250,568
2,750,000	Marine Park CLO Ltd. Series 2012-1A, Class DR, 6.631%, 5/18/2023[1,2,6]	2,760,345
	Mountain View CLO LLC
625,000	Series 2016-1A, Class D, 5.304%, 1/14/2029[1,2,6]	631,875
875,000	Series 2016-1A, Class E, 8.304%, 1/14/2029[1,2,6]	890,238
	Mountain View CLO Ltd.
1,900,000	Series 2013-1A, Class E, 5.804%, 4/12/2024[1,2,6]	1,837,694
625,000	Series 2014-1A, Class D, 5.054%, 10/15/2026[1,2,6]	628,487
375,000	Series 2014-1A, Class F, 7.104%, 10/15/2026[1,2,6]	314,702
500,000	Series 2015-9A, Class D, 6.654%, 7/15/2027[1,2,6]	483,124
1,500,000	Mountain View CLO X Ltd. Series 2015-10A, Class E, 6.154%, 10/13/2027[1,2,6]	1,424,302
3,000,000	Nomad CLO Ltd. Series 2013-1A, Class D, 6.054%, 1/15/2025[1,2,6]	3,008,411
	North End CLO Ltd.
750,000	Series 2013-1A, Class D, 4.804%, 7/17/2025[1,2,6]	750,608
250,000	Series 2013-1A, Class E, 5.904%, 7/17/2025[1,2,6]	244,300
446,188	RBSHD 2013-1 Trust Series 2013-1A, Class A, 7.685%, 10/25/2047[1,2,6]	448,087
750,000	Seneca Park CLO Ltd. Series 2014-1A, Class E, 6.004%, 7/17/2026[1,2,6]	710,906
500,000	Silver Creek CLO Ltd. Series 2014-1A, Class E1R, 6.457%, 7/20/2030[1,2,6]	476,455
750,000	Thacher Park CLO Ltd. Series 2014-1A, Class E1, 6.257%, 10/20/2026[1,2,6]	716,790
	Tryon Park CLO Ltd.
2,000,000	Series 2013-1A, Class D, 5.704%, 7/15/2025[1,2,6]	1,958,685
250,000	Series 2013-1X, Class E, 6.554%, 7/15/2025[1,2]	232,167
500,000	Upland CLO Ltd. Series 2016-1A, Class D, 9.557%, 4/20/2028[1,2,6]	509,648
750,000	Venture CDO Ltd. Series 2016-25A, Class D2, 5.517%, 4/20/2029[1,2,6]	756,426
440,000	VOLT LIII LLC Series 2016-NP13, Class A2, 5.875%, 12/26/2046[1,2,6]	448,130
327,011	VOLT LVII LLC Series 2017-NPL4, Class A1, 3.375%, 4/25/2047[1,2,6]	329,030
772,960	VOLT LX LLC Series 2017-NPL7, Class A1, 3.250%, 4/25/2059[1,2,6]	778,473

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

Principal Amount		Value

	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
$338,500	VOLT XXII LLC Series 2015-NPL4, Class A1, 3.500%, 2/25/2055[1,2,6]	$340,493
	VOLT XXV LLC
765,764	Series 2015-NPL8, Class A1, 3.500%, 6/26/2045[1,2,6]	769,918
529,239	Series 2015-NPL8, Class A2, 4.500%, 6/26/2045[1,2,6]	523,168
	Voya CLO Ltd.
2,000,000	Series 2013-2A, Class D, 6.314%, 4/25/2025[1,2,6]	2,007,823
1,000,000	Series 2013-2A, Class E, 6.814%, 4/25/2025[1,2,6]	977,062
625,000	Series 2014-4A, Class CR, 4.304%, 10/14/2026[1,2,6]	624,985
250,000	Series 2012-4A, Class DR, 8.954%, 10/15/2028[1,2,6]	254,521
250,000	West CLO Ltd. Series 2014-1A, Class C, 4.754%, 7/18/2026[1,2,6]	249,294

	TOTAL ASSET-BACKED SECURITIES (Cost $84,118,149)	86,882,677

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.1%
	FREMF Mortgage Trust
247,400	Series 2016-KF22, Class B, 6.274%, 7/25/2023[1,2,6]	250,132
320,000	Series 2017-K724, Class C, 3.601%, 11/25/2023[1,2,6]	305,915
427,035	Series 2017-KF28, Class B, 5.232%, 1/25/2024[1,2,6]	444,065
496,270	Series 2016-KF23, Class B, 6.374%, 9/25/2023[1,2,6]	500,717
535,000	Series 2017-KF32, Class B, 4.050%, 5/25/2024[1,2,6]	537,443

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,996,607)	2,038,272

	CORPORATE – 2.6%
	BASIC MATERIALS – 0.2%
200,000	Rain CII Carbon LLC / CII Carbon Corp. 7.250%, 4/1/2025[1,6]	208,500

	COMMUNICATIONS – 0.1%
150,000	Intelsat Jackson Holdings S.A. 5.500%, 8/1/2023[1,7]	130,125

	CONSUMER, NON-CYCLICAL – 0.9%
225,000	Air Medical Group Holdings Inc. 6.375%, 5/15/2023[1,6]	217,125
200,000	Alpine Finance Merger Sub LLC 6.875%, 8/1/2025[1,6]	208,000
225,000	IASIS Healthcare LLC / IASIS Capital Corp. 8.375%, 5/15/2019[1]	225,956
175,000	Tenet Healthcare Corp. 6.750%, 2/1/2020	183,312
		834,393

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

Principal Amount		Value

	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY – 0.6%
$50,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.500%, 4/15/2021[1]	$45,875
150,000	Denbury Resources, Inc. 9.000%, 5/15/2021[1,6]	143,625
150,000	Murray Energy Corp. 11.250%, 4/15/2021[1,6]	114,720
225,000	Peabody Energy Corp. 6.000%, 3/31/2022[1,6]	230,344
		534,564
	FINANCIAL – 0.7%
250,000	ASP AMC Merger Sub, Inc. 8.000%, 5/15/2025[1,6]	249,062
250,000	AssuredPartners, Inc. 7.000%, 8/15/2025[1,6]	252,500
30,000	Ocwen Loan Servicing LLC 8.375%, 11/15/2022[1,6]	29,400
100,000	Uniti Group, Inc. / CSL Capital LLC 8.250%, 10/15/2023[1]	103,500
45,000	Walter Investment Management Corp. 7.875%, 12/15/2021[1]	26,100
		660,562
	INDUSTRIAL – 0.1%
125,000	Atrium Windows & Doors, Inc. 7.750%, 5/1/2019[1,6]	126,250

	TOTAL CORPORATE (Cost $2,429,832)	2,494,394

	TOTAL BONDS (Cost $88,544,588)	91,415,343

Number of Shares

	COMMON STOCKS – 0.1%
	BASIC MATERIALS – 0.0%
825	Emerge Energy Services LP*	5,800
1,500	Fairmount Santrol Holdings, Inc.*	4,380
600	Hi-Crush Partners LP*	4,980
225	U.S. Silica Holdings, Inc.	6,554
		21,714
	FINANCIAL – 0.1%
2,030	Uniti Group, Inc. - REIT	51,968

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

Number of Shares		Value

	TOTAL COMMON STOCKS (Cost $101,142)	$73,682

	EXCHANGE-TRADED FUNDS – 0.0%
1,550	VanEck Vectors Oil Services ETF	38,487

	TOTAL EXCHANGE-TRADED FUNDS (Cost $48,150)	38,487

	PREFERRED STOCKS – 2.6%
2,609,663	Loan Funding I, Ltd.[8]	2,447,864

	TOTAL PREFERRED STOCKS (Cost $2,473,316)	2,447,864

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	BorgWarner, Inc.
50	Exercise Price: $45.00, Expiration Date: October 20, 2017	7,875
	Dana, Inc.
225	Exercise Price: $19.00, Expiration Date: December 15, 2017	9,000
	LEAR Corp.
30	Exercise Price: $140.00, Expiration Date: September 15, 2017	6,075

	TOTAL PUT OPTIONS (Cost $45,652)	22,950

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $45,652)	22,950

Number of Shares

	SHORT-TERM INVESTMENTS – 1.6%
1,533,571	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.860%[9,10]	1,533,571

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,533,571)	1,533,571

	TOTAL INVESTMENTS – 101.3% (Cost $94,250,912)	$97,106,002

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

Value

Liabilities in Excess of Other Assets – (1.3)%	(1,233,938)

TOTAL NET ASSETS – 100.0%	$95,872,064

SECURITIES SOLD SHORT – (1.1)%

Principal Amount

	BONDS – (1.1)%
	ASSET-BACKED SECURITIES – (0.8)%
$(800,000)	Fannie Mae Pool 3.500%, 4/25/2044	(823,687)

	TOTAL ASSET-BACKED SECURITIES (Proceeds $817,906)	(823,687)

	CORPORATE – (0.3)%
	CONSUMER, CYCLICAL – (0.3)%
(250,000)	Fiat Chrysler Automobiles N.V. 5.250%, 4/15/2023[7]	(260,313)

	TOTAL CORPORATE (Proceeds $252,260)	(260,313)

	TOTAL BONDS (Proceeds $1,070,166)	(1,084,000)

	TOTAL SECURITIES SOLD SHORT (Proceeds $1,070,166)	$(1,084,000)

LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Callable.
[2]	Variable, floating or step rate security.
[3]
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

[4]	All or a portion of the loan is unfunded.
[5]	Denotes investments purchased on a when-issued or delayed delivery basis.
[6]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The market value of these securities is $90,468,308.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

[7]	Foreign security denominated in U.S. Dollars.
[8]	Loan Funding I, Ltd. consists of subordinated notes interests in BBB to B- rated bank loans.
[9]	The rate is the annualized seven-day yield at period end.
[10]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of July 31, 2017

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Reference Entity	Rating(a) (Moody's/ S&P)	Pay/(b) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
J.P. Morgan
Ford Motor Co.	-	Pay	5.00%	6/20/22	$500,000	$(88,966)	$(3,117)	$(92,083)
General Motors Co.	-	Pay	5.00%	6/20/22	500,000	(87,584)	(3,104)	(90,688)
Exchange-Traded Swap Contracts
Markit CMBX NA
A CDSI Series 7 Index	-	Pay	2.00%	1/17/47	900,000	27,606	(13,494)	14,112
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$(148,944)	$(19,715)	$(168,659)

(a)
Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s and Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at July 31, 2017.

(b)
If Palmer Square Opportunistic Income Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Opportunistic Income Fund is receiving a fixed rate, Palmer Square Opportunistic Income Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
SUMMARY OF INVESTMENTS
As of July 31, 2017

Security Type/Sector	Percent of Total Net Assets
Bank Loans	1.6%
Bonds
Asset-Backed Securities	90.7%
Commercial Mortgage-Backed Securities	2.1%
Corporate	2.6%
Total Bonds	95.4%
Common Stocks
Financial	0.1%
Basic Materials	0.0%
Total Common Stocks	0.1%
Preferred Stocks	2.6%
Exchange-Traded Funds	0.0%
Purchased Options Contracts
Put Options	0.0%
Total Purchased Options Contracts	0.0%
Short-Term Investments	1.6%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of July 31, 2017

Assets:
Investments, at value (cost $94,205,260)	$97,083,052
Purchased options contracts, at value (cost $45,652)	22,950
Total investments, at value (cost $94,250,912)	97,106,002
Cash held at broker	517,548
Receivables:
Investment securities sold	1,023,220
Premiums paid on open swap contracts	27,606
Interest	437,072
Prepaid expenses	23,259
Total assets	99,134,707

Liabilities:
Securities sold short, at value (proceeds $1,070,166)	1,084,000
Cash due to custodian	122,917
Payables:
Investment securities purchased	1,698,479
Premiums received on open swap contracts	176,550
Unrealized depreciation on open swap contracts	19,715
Advisory fees	61,059
Shareholder servicing fees (Note 6)	10,217
Auditing fees	36,128
Legal fees	16,985
Fund accounting fees	16,332
Fund administration fees	7,779
Transfer agent fees and expenses	5,407
Interest on securities sold short	4,888
Trustees' fees and expenses	900
Custody fees	298
Accrued other expenses	989
Total liabilities	3,262,643

Net Assets	$95,872,064

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of July 31, 2017

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$94,634,587
Accumulated net investment income	175,177
Accumulated net realized loss on investments, purchased options contracts, futures contracts,
written options contracts, swaptions contracts and swap contracts	(1,759,241)
Net unrealized appreciation (depreciation) on:
Investments	2,877,792
Purchased options contracts	(22,702)
Securities sold short	(13,834)
Swap contracts	(19,715)
Net Assets	$95,872,064

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$95,872,064
Shares of beneficial interest issued and outstanding	4,972,024
Redemption price per share	$19.28

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2017

Investment Income:
Interest	$6,259,325
Dividends	4,646
Total investment income	6,263,971

Expenses:
Advisory fees	814,037
Legal fees	148,108
Shareholder servicing fees (Note 6)	88,352
Transfer agent fees and expenses	84,947
Fund accounting fees	84,785
Fund administration fees	69,555
Trustees' fees and expenses	39,885
Registration fees	32,507
Miscellaneous	27,785
Auditing fees	17,549
Shareholder reporting fees	16,310
Brokerage expense	12,815
Interest on securities sold short	8,363
Insurance fees	7,916
Custody fees	7,074
Commitment fees (Note 12)	5,785
Total expenses	1,465,773
Advisory fees waived	(211,387)
Fees paid indirectly (Note 3)	(5,836)
Net expenses	1,248,550
Net investment income	5,015,421

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts,
Futures Contracts, Written Options Contracts, Swaptions Contracts, Swap Contracts and Foreign Currency :
Net realized gain (loss) on:
Investments	2,587,278
Securities sold short	(7,031)
Purchased options contracts	(638,085)
Futures contracts	2,319
Written options contracts	28,447
Swaptions contracts	(193,284)
Swap contracts	(116,572)
Foreign currency transactions	(1,096)
Net realized gain	1,661,976
Net change in unrealized appreciation/depreciation on:
Investments	4,457,795
Securities sold short	(13,834)
Purchased options contracts	126,211
Futures contracts	53
Written options contracts	(8,191)
Swaptions contracts	27,090
Swap contracts	(19,715)
Net change in unrealized appreciation/depreciation	4,569,409
Net increase from payment by affiliates (Note 3)	32,147
Net realized and unrealized gain on investments, purchased options contracts,
futures contracts, written options contracts, swaptions contracts, swap contracts and foreign currency	6,263,532

Net Increase in Net Assets from Operations	$11,278,953

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2017	July 31, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$5,015,421	$3,550,025
Net realized gain (loss) on investments, securities sold short, purchased options contracts,
futures contracts, written options contracts, swaptions contracts, swap contracts and foreign currency	1,661,976	(3,646,176)
Net change in unrealized appreciation/depreciation on investments, securities sold short, purchased options contracts, futures contracts, written options contracts
swaptions contracts, swap contracts and foreign currency	4,569,409	(1,450,368)
Net increase from payment by affiliates (Note 3)	32,147	−
Net increase (decrease) in net assets resulting from operations	11,278,953	(1,546,519)

Distributions to Shareholders:
From net investment income	(5,005,538)	(3,563,429)
From net realized gains	−	(92,302)
Total distributions to shareholders	(5,005,538)	(3,655,731)

Capital Transactions:
Net proceeds from shares sold	25,071,943	24,153,431
Reinvestment of distributions	3,610,236	2,776,547
Cost of shares redeemed	(9,104,295)	(3,880,600)
Net increase in net assets from capital transactions	19,577,884	23,049,378

Total increase in net assets	25,851,299	17,847,128

Net Assets:
Beginning of period	70,020,765	52,173,637
End of period	$95,872,064	$70,020,765

Accumulated net investment income	$175,177	$585,787

Capital Share Transactions:
Shares sold	1,326,477	1,401,739
Shares reinvested	194,351	162,007
Shares redeemed	(490,328)	(223,529)

Net increase in capital share transactions	1,030,500	1,340,217

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
STATEMENT OF CASH FLOWS
For the Year Ended July 31, 2017

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations		$11,278,953
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments		(103,852,940)
Sales of long-term portfolio investments		81,434,522
Proceeds from securities sold short		5,158,370
Cover short securities		(4,095,000)
Proceeds from written options contracts and swaptions contracts		17,944
Closed written options contracts and swaptions contracts		(9,457)
Purchase of short-term investments, net		(1,135,049)
Return of capital dividends received		2,148,706
Increase in cash held by broker		(721,784)
Increase in investment securities sold receivable		(300,696)
Increase in premiums paid on open swap contracts		(27,606)
Increase in interest receivable		(36,031)
Increase in prepaid expenses		(15,764)
Decrease in other assets		6
Decrease in investment securities purchased		(3,316,679)
Increase in cash due to custodian		122,917
Increase in advisory fees payable		33,511
Increase in shareholder servicing fees payable		882
Increase in premiums received on open swap contracts		176,550
Increase in interest on securities sold short		4,888
Increase in accrued expenses payable		22,876
Net amortization on investments		(538,484)
Net realized gain		(1,922,514)
Net change in unrealized appreciation/depreciation		(4,569,409)
Net cash used for operating activities		(20,141,288)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold		25,262,428
Cost of shares redeemed		(9,104,295)
Dividends paid to shareholders, net of reinvestments		(1,395,302)
Net cash provided by financing activities		14,762,831

Net decrease in cash		(5,378,457)

Cash:
Beginning of period		5,378,457
End of period	$	−

Non cash financing activities not included herein consist of $3,610,236 of reinvested dividends.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

				For the Period
	For the		For the	August 29, 2014*
	Year Ended		Year Ended	through
	July 31, 2017		July 31, 2016	July 31, 2015

Net asset value, beginning of period	$17.76		$20.06	$20.00
Income from Investment Operations:
Net investment income[1]	1.16		1.12	0.97
Net realized and unrealized gain (loss) on investments	1.52		(2.29)	(0.23)
Total from investment operations	2.68		(1.17)	0.74
Less Distributions:
From net investment income	(1.17)		(1.10)	(0.68)
From net realized gains	−		(0.03)	−
Total distributions	(1.17)		(1.13)	(0.68)

Net increase from payments by affiliates (Note 3)	0.01		−	−

Net asset value, end of period	$19.28		$17.76	$20.06

Total return[2]	15.56%	[6]	(5.50)%	3.79%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$95,872		$70,021	$52,174

Ratio of expenses to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expense absorbed[5]	1.80%		1.93%	2.40%	[4]
After fees waived and expense absorbed[5]	1.53%		1.50%	1.50%	[4]

Ratio of net investment income to average net assets (including brokerage expense, interest expense and interest on securities sold short):
Before fees waived and expenses absorbed	5.89%		5.97%	4.33%	[4]
After fees waived and expenses absorbed	6.16%		6.40%	5.23%	[4]

Portfolio turnover rate	109%		74%	10%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived and/or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
If interest expense, interest on securities sold short and brokerage fees had been excluded, the expense ratios would have been lowered by 0.03%, 0.00%, and 0.00%, for the periods ended July 31, respectively.

[6]	Payment from affiliates had a positive 0.04% impact to total return.

See accompanying Notes to Financial Statements.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS
July 31, 2017

Note 1 – Organization
The Palmer Square Opportunistic Income Fund (the “Fund”) was organized as a Delaware statutory trust (the “Trust”) on May 1, 2014, and is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended. Shares of the Fund are being offered on a continuous basis (the “Shares”). The Fund commenced operations on August 29, 2014. The Fund had no operations prior to August 29, 2014 other than those relating to its organization and the sale of 5,000 shares of beneficial interest in the Fund at $20.00 per share to the Fund’s advisor, Palmer Square Capital Management LLC.

The Fund has an “interval fund” structure pursuant to which the Fund, subject to applicable law, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”). Subject to the approval of the Fund’s Board of Trustees, the Fund will seek to conduct such quarterly repurchase offers typically for 10% of the Fund’s outstanding Shares at NAV. In connection with any repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered Shares back to the Fund. The Fund’s Shares are not listed on any securities exchange and there is no secondary trading market for its Shares.

The Fund’s investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks long-term capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Income from securitization vehicles and equity investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40, Beneficial Interests in Securitized Financial Assets, based upon a calculation of the effective yield to the expected redemption date based on an estimate of future cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and the effective yield is determined and updated quarterly, or as required. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

In conjunction with the use of futures contracts and swap contracts, the Fund may be required to maintain collateral in various forms. At July 31, 2017, such collateral is denoted in the Fund’s Statement of Assets and Liabilities. Also in conjunction with the use of futures contracts or swap contracts, the Fund, when appropriate, utilizes a segregated margin deposit account with the counterparty. At July 31, 2017, these segregated margin deposit accounts are denoted in the Fund’s Statement of Assets and Liabilities.

(c) Asset-Backed Securities
Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

(d) Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National

Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Swap Agreements and Swaptions
The Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Transactions in written swaptions contracts for the year ended July 31, 2017 were as follows:

	Notional Amount	Premium Amount
Outstanding at July 31, 2016	$1,150,000	$3,105
Options written	-	-
Options closed	(1,150,000)	(3,105)
Options expired	-	-
Options exercised	-	-
Outstanding at July 31, 2017	$-	$-

(f) Options Contracts
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options contracts for the year ended July 31, 2017 were as follows:

	Number of Contracts	Premium Amount
Outstanding at July 31, 2016	210	$11,336
Options written	368	17,944
Options closed	(85)	(4,611)
Options expired	(493)	(24,669)
Options exercised	-	-
Outstanding at July 31, 2017	-	$-

(g) Futures Contracts
The Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

(h) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(i) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

(j) Bank Loans
The Fund may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intends to invest may not be rated by any nationally recognized rating service.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(k) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period August 29, 2014 (commencement of operations) through July 31, 2015, and as of and during the years ended July 31, 2016-2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

(l) Distributions to Shareholders
The Fund will make quarterly distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(m) Counterparty Risks
The Fund may be exposed to counterparty risk on institution or other entity with which the Fund has unsettled or open transactions. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor or relevant Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. The Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreement, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold.

The Master Repurchase Agreement governs transactions between the Fund and the counterparty. The Master Repurchase Agreement maintains provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Note 3 – Investment Advisory and Other Agreements
The Fund entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive or reduce its fee and/or to absorb other operating expenses to ensure that total annual Fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% of the Fund’s average daily net assets. This agreement is in effect until December 1, 2017, and it may be terminated before that date only by the Fund’s Board of Trustees.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

For the year ended July 31, 2017, the Advisor waived advisory fees totaling $211,387. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At July 31, 2017, the amount of these potentially recoverable expenses was $735,402. The Advisor may recapture all or a portion of this amount no later than July 31, of the years stated below:

2018	$284,510
2019	239,505
2020	211,387
Total	$735,402

The Advisor reimbursed the Fund $32,147 for fee reimbursements for certain trades. This amount is reported on the Fund’s Statement of Operations and Statement of Changes in Net Assets under the caption “Net increase from payment by affiliates.” This reimbursement had a positive 0.04% impact to total return.

Foreside Fund Services, LLC, (“Foreside”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended July 31, 2017, the total fees reduced by earning credits were $5,836. Such amount is shown as a reduction of expenses, "Fees paid indirectly", on the Statement of Operations.

Certain trustees and officers of the Trust are employees of the Advisor and its affiliate. The Fund does not compensate trustees and officers affiliated with the Fund’s Advisor.

Note 4 – Federal Income Taxes
At July 31, 2017, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investments	$94,252,828

Gross unrealized appreciation	$3,017,516
Gross unrealized depreciation	(164,342)

Net unrealized appreciation on investments	$2,853,174

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended July 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ 11,569	$ (420,493)	$ 408,924

As of July 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$159,473
Undistributed long-term capital gains	-
Accumulated earnings	159,473

Accumulated capital and other losses	(1,761,336)
Unrealized depreciation on securities sold short	(13,834)
Unrealized appreciation on investments	2,853,174
Total accumulated earnings	$1,237,477

The tax character of distributions paid during the fiscal years ended July 31, 2017 and July 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$5,005,538	$3,655,731
Net long-term capital gains	-	-
Total taxable distributions	5,005,538	3,655,731
Total distributions paid	$5,005,538	$3,655,731

As of July 31, 2017, the Fund had a short-term capital loss carryover of $0 and a long-term capital loss carryforward of $1,761,336. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the year ended July 31, 2017, purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and swap contracts, were $103,852,940 and $81,434,522, respectively. Proceeds from securities sold short and cover short securities were $5,158,375 and $4,095,000, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

For the year ended July 31, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of July 31, 2017, in valuing the Fund’s assets carried at fair value:

Assets	Level 1	Level 2	Level 3**	Total
Bank Loans	$-	$1,574,105	$-	$1,574,105
Bonds
Asset-Backed Securities	-	87,670,269	-	87,670,269
Commercial Mortgage-Backed Securities	-	1,250,680	-	1,250,680
Corporate*	-	2,494,394	-	2,494,394
Common Stock*	73,682	-	-	73,682
Exchange-Traded Funds*	38,487	-	-	38,487
Preferred Stock*	-	2,447,864	-	2,447,864
Purchased Options Contracts	22,950	-	-	22,950
Short-Term Investments	1,533,571	-	-	1,533,571
Total Assets	$1,668,690	$95,437,312	$-	$97,106,002
Liabilities
Bonds
Corporate*	$-	$1,084,000	$-	$1,084,000
Other Financial Instruments***
Credit Default Swap Contracts	-	19,715	-	19,715
Total Liabilities	$-	$1,103,715	$-	$1,103,715

*
All corporate bonds and preferred stock held in the Fund are Level 2 securities and all common stocks and exchange-traded funds held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 3 securities at period end.
***
Other financial instruments are derivative instruments, such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of July 31, 2017 by risk category are as follows:

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at fair value	$-	$22,950	$-	$22,950
	$-	$22,950	$-	$22,950

Liabilities
Unrealized depreciation on
open swap contracts	$19,715	$-	$-	$19,715
	$19,715	$-	$-	$19,715

The effects of derivative instruments on the Statement of Operations for the year ended July 31, 2017 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$(483,826)	$(154,259)	$(638,085)
Written options contracts	-	28,447	-	28,447
Swaptions contracts	(193,284)	-	-	(193,284)
Swaps contracts	-	-	(116,572)	(116,572)
Futures contracts	-	-	2,319	2,319
	$(193,284)	$(455,379)	$(268,512)	$(917,175)

	Credit Contracts	Equity Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$38,481	$87,730	$126,211
Written options contracts	-	(8,191)	-	(8,191)
Swaptions contracts	27,090	-	-	27,090
Swap contracts	(19,715)	-	-	(19,715)
Futures contracts	-	-	53	53
	$7,375	$30,290	$87,783	$125,448

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

The notional amount is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of July 31, 2017 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swaptions contracts	Notional amount	$11,940,022
	Credit default swap contracts	Notional amount	$461,000
Equity contracts	Purchased options contracts	Number of contracts	1,001
	Written options contracts	Number of contracts	(70)
Interest rate contracts	Purchased options contracts	Number of contracts	215
	Purchased interest rate cap options contracts	Notional amount	$6,000,000
	Swap contracts	Notional amount	$5,652,150
	Futures contracts	Number of contracts	(1)

Note 10 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on open swap contracts – liability payable	J.P. Morgan	$6,211	$(6,211)	$-	$-

Palmer Square Opportunistic Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 2017

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Line of Credit
The Fund together with other funds managed by the Advisor (together “Palmer Square Funds”) has entered into a Senior Secured Revolving Credit Facility (“Facility”) of $25,000,000 with UMB Bank, n.a. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or $1,250,000, the maximum amount permitted subject to the Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.20% per annum. Commitment fees for the year ended July 31, 2017 are disclosed in the Statement of Operations. The Fund did not borrow under the line of credit agreement during the year ended July 31, 2017.

Note 13 – New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Palmer Square Opportunistic Income Fund

We have audited the accompanying statement of assets and liabilities of the Palmer Square Opportunistic Income Fund (the “Fund”), including the schedule of investments, as of July 31, 2017, and the related statement of operations and statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period August 29, 2014 (commencement of operations) through July 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Opportunistic Income Fund as of July 31, 2017, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period August 29, 2014 (commencement of operations) through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 29, 2017

Palmer Square Opportunistic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Megan Leigh Webber, CPA (born 1975) Trustee	Indefinite; Since August 2014	Financial Reporting Manager, The Anschutz Corporation (2000 - present). Supervising Audit Senior, KPMG, LLP (1997 - 2000).	1	None
James Neville Jr. (born 1964) Trustee	Indefinite; Since August 2014	Portfolio Manager, Great Plains Principal Trading (January 2012 - present). Proprietary Trader (1987 - 2011).	1	None
Interested Trustee:
Katrina D. Scott, CFA (born 1980) Trustee	Indefinite; Since August 2016	Chief Administrative Officer and Executive Committee Member, Mariner Holdings, LLC (2016 – present). Managing Director of Product Development and Executive Committee and Product Development Committee Member, Montage Investments, LLC (2007 – 2016).	1	None
Officers of the Trust:
Christopher D. Long (born 1975) President	Indefinite; Since August 2016
President and Founder of Palmer Square Capital Management LLC (2009 - present). Managing Director and Investment Committee Member, Prairie Capital Management, LLC (October 2006 – April 2009). President (August 2016-present) and Vice President (August 2014- August 2016) Palmer Square Opportunistic Income Fund Trust.
			N/A	N/A
Jeffrey Fox (born 1975) Treasurer	Indefinite; Since March 2017	Managing Director, Palmer Square Capital Management LLC (April 2013 –present). Managing Director, Sandler O’Neil and Partners (September 2011 – March 2013).	N/A	N/A

Palmer Square Opportunistic Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office; Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Anne J. Dorian (born 1982) Secretary	Indefinite; Since August 2014
Senior Vice President, Regulatory Compliance, Mariner Holdings, LLC (January 2016 – present). Senior Regulatory Counsel, Mariner Holdings, LLC (August 2011 – December 2015). Chief Compliance Officer, Montage Investments, LLC (January 2014 – January 2017). Chief Compliance Officer, Palmer Square Capital Management LLC (October 2013 - present). Licensed Compliance Administrator, Legacy Financial Strategies, LLC (October 2009 - August 2011).
		N/A	N/A
Iryna Northrip (born 1983) Chief Compliance Officer	Indefinite; Since August 2014
Vice President, Regulatory Compliance, Mariner Holdings, LLC (January 2017 – present). Senior Regulatory Counsel, Mariner Holdings, LLC (July 2014 – December 2016). Associate, Bryan Cave LLP (November 2012 - June 2014).
		N/A	N/A

The address for the Trustees and officers is 2000 Shawnee Mission Parkway, Suite 300, Mission Woods, KS 66205.

Palmer Square Opportunistic Income Fund
EXPENSE EXAMPLE
For the Six Months Ended July 31, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2017 to July 31, 2017.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	2/1/17	7/31/17	2/1/17 – 7/31/17
Actual Performance	$ 1,000.00	$1,041.50	$ 7.77
Hypothetical (5% annual return before expenses)	$ 1,000.00	$1,017.18	$ 7.68

*
Expenses are equal to the Fund’s annualized expense ratio of 1.53% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Palmer Square Opportunistic Income Fund

Investment Advisor
Palmer Square Capital Management LLC
2000 Shawnee Mission Parkway, Suite 300
Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Opportunistic Income Fund	PSOIX	611776 105

Privacy Principles of the Palmer Square Opportunistic Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Opportunistic Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (866) 933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address.  This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents.  Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise.  If you do not want the mailing of these documents to be combined with those other members of your household, please call the Fund at (866) 933-9033.

Palmer Square Opportunistic Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (866) 933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s two independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2017	FYE 7/31/2016
Audit Fees	$15,250	$14,750
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2017	FYE 7/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 7/31/2017	FYE 7/31/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Advisers Act of 1940, Palmer Square Capital Management LLC (“Palmer Square”) is providing all clients with a summary of its proxy voting procedures.

•
Upon opening an account with Palmer Square, clients are given the option to delegate proxy-voting discretion to Palmer Square by completing the appropriate documents. Palmer Square will only exercise proxy-voting discretion over client shares in the instances where clients give Palmer Square discretionary authority to vote on their behalf.

•
It is Palmer Square’s policy to vote client shares primarily in conformity with Glass Lewis & Co. recommendations, in order to limit conflict of interest issues between Palmer Square and its clients. Glass Lewis & Co. and Palmer Square retain a record of all recommendations.

•	Glass Lewis & Co. is a neutral third party that issues recommendations based upon its own internal guidelines.

•
Palmer Square may vote client shares inconsistent with Glass Lewis & Co. recommendations if Palmer Square believes it is in the best interest of its clients. In such a case, Palmer Square will have on file a written disclosure detailing why they believe Glass Lewis & Co.’s recommendation was not in the client’s best interest.

•
In situations where there is a conflict of interest in the voting of proxies due to business or personal relationships that Palmer Square maintains with persons having an interest in the outcome of certain votes, Palmer Square will take appropriate steps to ensure that its proxy voting decisions are made in the best interest of its clients.

•	Palmer Square votes client shares via ProxyEdge, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ProxyEdge retains a record of proxy votes for each client.

•	Annually, Palmer Square will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

•	Palmer Square’s Compliance Department will periodically review all proxy votes to ensure consistency with its procedures.

•	Upon request, clients can receive a copy of Palmer Square’s proxy voting procedures and Glass Lewis & Co.’s proxy voting guidelines.

•	These procedures are currently in effect.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information presented is as of September 1, 2017

Angie K. Long and Christopher D. Long are jointly and primarily responsible for the day to day management of the Fund and have managed the Fund since it commenced operations on August 29, 2014.

Christopher D. Long. Mr. Long is the President and founder of the Advisor and is responsible for the Advisor’s alternative investments business and credit business, managing both the firm’s investment activities and operations as well as defining its investment policy. Mr. Long was a Managing Director and Investment Committee Member at Prairie Capital Management, LLC (“Prairie”) from 2006 to 2009, where he was one of the team members responsible for the firm’s proprietary alternative investment products. Prior to joining Prairie, Mr. Long was at various New York City-based firms including Sandell Asset Management, Corp. (“Sandell”), a multi-billion multi-strategy hedge fund, where he, as a Research Analyst, invested in both equity and debt securities from 2005 to 2006. Prior to Sandell, he worked at Morgan Stanley in the Credit Derivatives and Distressed Securities Group as an Associate, focusing on the firm’s proprietary investments during the summer of 2004. Before Morgan Stanley, Mr. Long worked at TH Lee Putnam Ventures, a $1.1 billion private equity fund sponsored by Thomas H. Lee Partners and Putnam Investments, from 1999 to 2003. In that role, he was a member of the investment team investing over $200 million of capital and served as a director and board observer at certain companies in which the fund invested. Mr. Long started his career at JPMorgan & Co. in Leveraged Finance and Mergers & Acquisitions (FIG Group), advising corporations and private equity firms on investment banking and capital markets, from 1997 through 1999. Mr. Long received an MBA from the Harvard Business School in 2005, and an undergraduate degree in Economics, cum laude, from Princeton University in 1997.

Angie K. Long, CFA. Ms. Long has been the Chief Investment Officer of the Advisor since February 2011. She is a member of the Advisor’s Investment Committee and has key responsibilities for all investment-related activities with a particular focus on portfolio construction and risk management. Prior to joining Palmer Square, Ms. Long worked for JPMorgan Chase & Co. in New York from 1998 to 2011. There, she held a variety of management and trading roles, including Deputy Head of Credit Trading for North America, Head of High Yield Trading, and Head of Credit Derivatives Trading. She has been a trader within many products and strategies including high yield bonds, high yield credit derivatives, distressed debt, capital structure arbitrage and structured credit. Among other career achievements, Ms. Long is credited with creating the High Yield Debt Index, the first liquid credit trading index. She was named a managing director of JPMorgan Chase & Co. at age 29. She was responsible for building JPMorgan’s High Yield Credit Derivatives business and Credit Options business. Ms. Long holds the Series 7, 63, 4, 55, and 24 securities licenses. She received an AB degree in Economics from Princeton University in 1997 and is a CFA® charterholder.

(a)(2) The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of July 31, 2017:

			With Advisory Fee based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher D. Long
Registered Investment Companies:	4	$ 798,458,491	0	$0
Other pooled investment vehicles:	20	$ 2,976,542,400	10	$2,800,922,897
Other accounts:	53	$ 230,481,991	0	$0

Angie K. Long, CFA
Registered Investment Companies:	4	$ 798,458,491	0	$0
Other pooled investment vehicles:	20	$2,976,542,400	10	$2,800,922,897
Other accounts:	21	$ 217,605,374	0	$0

Portfolio Manager Potential Material Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles the portfolio manager advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Advisor have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients.

(a)(3) Portfolio Managers’ Compensation as of July 31, 2017.

The portfolio managers receive a fixed base salary. Each portfolio manager is an equity owner of the firm and shares in the firm’s profits. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

(a)(4) Beneficial Ownership of Securities as of July 31, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Angie K. Long, CFA	None
Christopher D. Long	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed October 9, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Palmer Square Opportunistic Income Fund

By (Signature and Title)	/s/ Christopher D. Long
Christopher D. Long, President and Principal Executive Officer

Date	10/9/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher D. Long
Christopher D. Long, President and Principal Executive Officer

Date	10/9/17

By (Signature and Title)	/s/ Jeffrey D. Fox
Jeffrey D. Fox, Treasurer and Principal Financial Officer

Date	10/9/17